Net parent investment (FY)	12 Months Ended
Dec. 31, 2024
Net Parent Investment [Abstract]
Net parent investment
Note 20. Net parent investment
Net parent investment in the combined balance sheets and combined statements of equity represents Parent’s historical investment in the Company, the net effect of transactions with Parent and allocations from Parent, and the Company’s accumulated earnings. Net transfers to Parent are included within Net parent investment. The components of Net transfers to Parent on the combined statements of cash flows and the reconciliation to the corresponding amounts presented within the combined statements of equity, which includes certain non-cash elements, were as follows:

	For the years ended December 31,
(In millions)	2024	2023	2022
Net transfers to Parent as reflected on the combined statements of cash flows(1)	$(304)	$(20)	$(188)
Capital contribution of related-party note(2)	—	—	(3,500)
Other non-cash activities with Parent, net(3)	31	3	(11)
Net transfers to Parent as reflected on the combined statements of equity	$(273)	$(17)	$(3,699)

(1)	Net transfers to Parent as reflected on the combined statements of cash flows includes general financing activities and allocation of Parent’s corporate expenses.
(2)
Certain financing transactions, including the issuance of a $3,500 million related-party note payable during the year ended December 31, 2022 for the contribution of legal entities and related assets and liabilities within the carve-out perimeter from Parent at their historical carrying amounts through an internal reorganization transaction, are non-cash in nature and therefore have not been reflected in the combined statements of cash flows.

(3)	Other non-cash activities with Parent, net primarily consist of income taxes paid by Parent.